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                      [UBS Global Asset Management Logo]

                          UBS LIR MONEY MARKET FUND
               SUPPLEMENT TO INSTITUTIONAL MONEY MARKET FUNDS
   PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 29, 2003



                                                              February 10, 2004



Dear Investor,

UBS LIR MONEY MARKET FUND WILL STOP ACCEPTING ORDERS TO BUY SHARES ON FEBRUARY 12, 2004. THIS MEANS THE LAST DAY YOU CAN BUY SHARES IS FEBRUARY 11, 2004.
As explained in the January 5, 2004, supplement to the prospectus, UBS LIR Money Market Fund is being terminated on or around February 27, 2004. Suspending the offering of shares will facilitate the orderly winding down of the fund's affairs. Of course, you can still sell your shares as discussed in the prospectus until the fund ceases operations later this month.

Please remember that shareholders of UBS LIR Money Market Fund are being offered the opportunity to invest in a similar institutional money market fund with lower expenses and the potential for higher yields. Shareholders have the following options: (1) exchange your shares of UBS LIR Money Market Fund for shares of the same class of UBS Select Money Market Fund, (2) sell your shares and have the redemption proceeds returned to you or (3) do nothing, in which case your shares will be automatically redeemed on or around February 27, 2004, and the proceeds wired to the account previously designated by you.

We hope that you will decide to place an order to exchange your shares of UBS LIR Money Market Fund for shares of the same class of UBS Select Money Market Fund before February 27, 2004. Further information regarding UBS Select Money Market Fund is contained in the institutional money market funds prospectus.

If you have additional questions, please contact your Financial Advisor or call the funds' transfer agent at 1-888-547 FUND. We appreciate your past support and hope that you continue to allow us to assist you in meeting your investment needs.



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